Exhibit 99.2

Marshalls
BED BATH &
BEYOND
BEST BUY
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RAMCO GERSHENSON
PROPERTIES TRUST

Quarterly Financial and Operating Supplement

For the Fourth Quarter Ended December 31, 2010

Ramco-Gershenson Properties Trust
31500 Northwestern Highway
Suite 300
Farmington Hills, MI 48334
(248) 350-9900
www.rgpt.com

Ramco-Gershenson Properties Trust
Quarterly Financial and Operating Supplement
December 31, 2010

TABLE OF CONTENTS

		Page
Overview
	Company Information	2
	Disclosures	3

Quarterly & Year-to-Date Financial Results
	Consolidated Balance Sheets	4
	Consolidated Balance Sheets Detail	5
	Consolidated Statements of Operations	6
	Consolidated Statements of Operations Detail	7
	Funds from Operations and Additional Disclosures	8
	EBITDA	9
Quarterly & Year-to-Date Operating Information
	Same Properties Analysis	10
	Leasing Activity - Consolidated & Unconsolidated Portfolios	11
	Redevelopment and Development Projects	12
Debt and Market Capitalization Information
	Summary of Debt Expiration - Consolidated Properties	13
	Summary of Outstanding Debt - Consolidated Properties	14
	Consolidated Market Data	15
Portfolio Information
	Top Twenty Tenants	16
	Summary of Expiring GLA	17
	Portfolio Summary Report	18-20
Joint Venture Information
	Joint Venture Combining Balance Sheets	21
	Joint Venture Contribution to Funds from Operations	22
	Summary of Joint Venture Debt	23
	Joint Venture Same Properties Analysis	24
	Joint Venture Leasing Activity	25
	Joint Venture Summary of Expiring GLA	26

Company Information:

Metro Detroit
Toledo
Madison
Milwaukee
Chicago
Indianapolis
Columbus
New York, Northern New Jersey
Baltimore, Washington, D.C., N. Virginia
Knoxville
Greenville
Atlanta
Jacksonville
Orlando
Tampa Bay, Sarasota
Miami, Ft. Lauderdale, Palm Beach

Geographic Diversification by Annualized Base Rent:[1]

All Others 15%
Michigan 40%
Georgia 6%
Ohio 8%
Florida 31%

[1] Total portfolio including joint ventures.

Investor Relations:

E-mail: dhendershot@rgpt.com
Website: www.rgpt.com

RAMCO GERSHENSON PROPERTIES TRUST

Analyst Coverage:

Jefferies & Company, Inc.
Omotayo Okusanya
212.336.7076
tokusanya@jefferies.com

Stifel Nicolaus
Nathan Isbee
443.224.1346
nisbee@stifel.com

Page 2 of 26

Ramco-Gershenson Properties Trust (NYSE:RPT) headquartered in Farmington Hills, Michigan, is a self-administered and self-managed real estate investment trust engaged in the business of owning, developing, acquiring, managing and leasing community shopping centers located primarily in the Midwestern, Southeastern and Mid-Atlantic United States.  At December 31, 2010, the Company owned and managed a portfolio of 89 shopping centers with approximately 20.3 million square feet of gross leasable area, of which 15.6 million is owned by the Company or its joint ventures.  The shopping centers are located in Michigan, Florida, Ohio, Georgia, Wisconsin, Indiana, New Jersey, Maryland, South Carolina, Virginia, Tennessee and Illinois.  Analyst Coverage: Deutsche Bank Vincent Chao, CFA 212.250.6799 vincent.chao@db.com  Keefe, Bruyette & Woods Benjamin Yang, CFA 415.591.1631 byang@kbw.com  RBC Capital Markets Richard C. Moore, CFA 440.715.2646 rich.moore@rbccm.com Jefferies & Company, Inc. Omotayo Okusanya 212.336.7076 tokusanya@jefferies.com   J.P. Morgan Michael W. Mueller, CFA 212.622.6689 michael.w.mueller@jpmorgan.com  KeyBanc Capital Markets Todd M. Thomas, CFA 917.368.2286 tthomas@keybanc.com  Stifel Nicolaus Nathan Isbee 443.224.1346 nisbee@stifel.com   Investor Relations:  Dawn L. Hendershot Director of IR and Corporate Communications Ramco-Gershenson Properties Trust 31500 Northwestern Highway, Suite 300 Farmington Hills, MI 48334 Phone:  (248) 592-6202   E-mail:  dhendershot@rgpt.com Website: www.rgpt.com

Ramco-Gershenson Properties Trust
Quarterly Financial and Operating Supplement
December 31, 2010

Disclosures

Forward-Looking Statements

Certain information contained in this Quarterly Financial and Operating Supplemental Information Package contain forward-looking statements that represent the company and management's hopes, intentions, beliefs, expectations or projections of the future.  Management of Ramco-Gershenson believes the expectations reflected in the forward-looking statements are based on reasonable assumptions.  It is important to note that certain factors could occur that might cause actual results to vary from current expectations and include, but are not limited to, (i) the ongoing U.S. recession; (ii) the existing global credit and financial crisis; (iii) other changes in general economic and real estate conditions; (iv) changes in the interest rate and/or other changes in interest rate environment; (v) the availability of financing; (vi) adverse changes in the retail industry; and (vii) our ability to qualify as a REIT.  Additional information concerning factors that could cause actual results to differ from those forward-looking statements is contained in the company's SEC filings, including but not limited to the company's report on Form 10-K for the year ended December 31, 2009. Copies of each filing may be obtained from the company or the Securities & Exchange Commission.

Funds From Operations

Management considers funds from operations ("FFO") an appropriate supplemental measure of the financial performance of an equity REIT.  Under the NAREIT definition, FFO represents net income attributable to common shareholders, excluding extraordinary items, as defined under accounting principles generally accepted in the United States of America ("GAAP"), gains (losses) on sales of depreciable property, plus real estate related depreciation and amortization (excluding amortization of financing costs), and after adjustments for unconsolidated partnerships and joint ventures.  FFO should not be considered an alternative to GAAP net income attributable to common shareholders as an indication of our performance.  We consider FFO as a useful measure for reviewing our comparative operating and financial performance.  However, our computation of FFO may differ from the methodology for calculating FFO utilized by other real estate companies, and therefore, may not be comparable to these companies.

Ramco-Gershenson Properties Trust
Consolidated Balance Sheets
As of December 31, 2010
(in thousands)

	December 31,	December 31,
	2010	2009
ASSETS
Income producing properties, at cost:
Land	$114,814	$99,147
Buildings and improvements	863,229	825,547
Less accumulated depreciation and amortization	(213,919)	(194,181)
Income producing properties, net	764,124	730,513
Construction in progress and land held for development or sale (including $25,812 and $0 of consolidated variable interest entities, respectively)	95,906	78,161
Net real estate	$860,030	$808,674
Equity investments in unconsolidated joint ventures	105,189	97,506
Cash and cash equivalents	10,175	8,431
Restricted cash	5,726	4,207
Accounts receivable, net	10,451	14,786
Notes receivable	3,000	12,566
Other assets, net	58,258	51,787

TOTAL ASSETS	$1,052,829	$997,957

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgages and notes payable (including $4,605 and $0 of consolidated variable interest entities, respectively)	$571,694	$552,836
Capital lease obligation	6,641	6,924
Accounts payable and accrued expenses	24,986	26,155
Other liabilities	3,462	-
Distributions payable	6,680	5,477
TOTAL LIABILITIES	$613,463	$591,392

Ramco-Gershenson Properties Trust shareholders' equity:
Common shares of beneficial interest, $0.01 par, 45,000 shares authorized,
37,947 and 30,907 shares issued and oustanding as of December 31, 2010
and 2009, respectively	$379	$309
Additional paid-in capital	563,370	486,731
Accumulated distributions in excess of net income	(161,476)	(117,663)
Accumulated other comprehensive loss	-	(2,149)
TOTAL SHAREHOLDERS' EQUITY ATTRIBUTABLE TO RPT	402,273	367,228
Noncontrolling interest	37,093	39,337
TOTAL SHAREHOLDERS' EQUITY	439,366	406,565
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,052,829	$997,957

Ramco-Gershenson Properties Trust
Consolidated Balance Sheets Detail
As of December 31, 2010
(in thousands)

	December 31,	December 31,
	2010	2009
Investment in Real Estate
Construction in progress	$2,571	$8,225
Land held for development or sale	93,335	69,936
Construction in progress and land held for development or sale	$95,906	$78,161

Other Assets
Deferred leasing costs	$44,964	$40,922
Deferred financing costs	11,414	10,525
Lease intangible assets	13,029	5,836
Other	4,471	6,162
	73,878	63,445
Less accumulated amortization	(42,030)	(37,766)
	31,848	25,679
Straight-line rent receivable, net	17,864	17,114
Prepaid expenses and other	8,546	8,994
Other assets, net	$58,258	$51,787

Ramco-Gershenson Properties Trust
Consolidated Statements of Operations
For the Three and Twelve Months Ended December 31, 2010
(in thousands, except per share data)

	Three Months Ended December 31,			Twelve Months Ended December 31,
			Increase			Increase
	2010	2009	(Decrease)	2010	2009	(Decrease)
REVENUE
Minimum rent	$20,426	$20,404	$22	$80,994	$82,972	$(1,978)
Percentage rent	57	92	(35)	410	742	(332)
Recovery income from tenants	8,786	7,911	875	30,957	32,616	(1,659)
Other property income	499	652	(153)	3,203	1,608	1,595
Management and other fee income	1,035	880	155	4,194	4,916	(722)
TOTAL REVENUE	30,803	29,939	864	119,758	122,854	(3,096)

EXPENSES
Real estate taxes	4,460	4,367	93	17,237	18,141	(904)
Recoverable operating expense	4,700	4,300	400	15,637	15,646	(9)
Other non-recoverable operating expense	1,154	802	352	3,719	2,762	957
Depreciation and amortization	9,126	7,574	1,552	31,990	30,886	1,104
General and administrative	5,180	2,322	2,858	18,330	14,363	3,967
TOTAL EXPENSES	24,620	19,365	5,255	86,913	81,798	5,115

INCOME BEFORE OTHER INCOME, EXPENSES AND DISCONTINUED OPERATIONS	6,183	10,574	(4,391)	32,845	41,056	(8,211)

OTHER INCOME AND EXPENSES
Other income (expense)	48	312	(264)	(973)	870	(1,843)
Gain (loss) on sale of real estate	(36)	(1)	(35)	2,096	5,010	(2,914)
Earnings (loss) from unconsolidated joint ventures	441	(21)	462	(221)	1,328	(1,549)
Interest expense	(9,155)	(7,323)	(1,832)	(35,362)	(31,088)	(4,274)
Provision for impairment	-	-	-	(28,787)	-	(28,787)
Impairment charge on unconsolidated joint ventures	-	-	-	(2,653)	-	(2,653)
Bargain purchase gain on acquisition of real estate	9,836	-	9,836	9,836	-	9,836
Deferred gain recognized upon acquisition of real estate	1,796	-	1,796	1,796	-	1,796
Loss on early extinquishment of debt	(242)	-	(242)	(242)	-	(242)
Restructuring costs and other items	-	(2,828)	2,828	-	(4,379)	4,379
INCOME (LOSS) FROM CONTINUING OPERATIONS	8,871	713	8,158	(21,665)	12,797	(34,462)

DISCONTINUED OPERATIONS
Gain (loss) on sale of real estate	-	-	-	(2,050)	2,886	(4,936)
Income (loss) from operations	2	(22)	24	(9)	253	(262)
INCOME (LOSS) FROM DISCONTINUED OPERATIONS	2	(22)	24	(2,059)	3,139	(5,198)

NET INCOME (LOSS)	8,873	691	8,182	(23,724)	15,936	(39,660)
Net (income) loss attributable to noncontrolling partner interest	28	-	28	1,944	(35)	1,979
Net (income) loss attributable to noncontrolling OP unit holder interest	(583)	(108)	(475)	1,632	(2,181)	3,813
NET INCOME (LOSS) ATTRIBUTABLE TO RPT COMMON SHAREHOLDERS	$8,318	$583	$7,735	$(20,148)	$13,720	$(33,868)

EARNINGS PER COMMON SHARE, BASIC
Continuing operations	$0.22	$0.02	$0.20	$(0.52)	$0.50	$(1.02)
Discontinued operations	-	-	-	(0.05)	0.12	(0.17)
	$0.22	$0.02	$0.20	$(0.57)	$0.62	$(1.19)
EARNINGS PER COMMON SHARE, DILUTED
Continuing operations	$0.22	$0.02	$0.20	$(0.52)	$0.50	$(1.02)
Discontinued operations	-	-	-	(0.05)	0.12	(0.17)
	$0.22	$0.02	$0.20	$(0.57)	$0.62	$(1.19)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	37,649	30,802	6,847	35,046	22,193	12,853
Diluted	37,845	30,802	7,043	35,224	22,193	13,031

Ramco-Gershenson Properties Trust
Consolidated Statements of Operations Detail
For the Three and Twelve Months Ended December 31, 2010
(in thousands)

	Three Months Ended December 31,			Twelve Months Ended December 31,
			Increase				Increase
	2010	2009	(Decrease)	2010		2009	(Decrease)
Other property income
Lease termination income	$14	$245	$(231)	$1,193		$584	$609
Temporary income	245	186	59	592		556	36
TIF revenue	155	188	(33)	316		188	128
Other	85	33	52	1,102	(1)	280	822
Other property income	$499	$652	$(153)	$3,203		$1,608	$1,595

Management and other fee income
Management fees	$689	$722	$(33)	$2,895		$2,956	$(61)
Leasing fees	214	205	9	924		1,055	(131)
Development fees	132	191	(59)	375		905	(530)
Other	-	(238)	238	-		-	-
Management and other fee income	$1,035	$880	$155	$4,194		$4,916	$(722)

Other income (expense)
Real estate taxes and insurance expense on development projects	$(211)	$-	$(211)	$(1,289)		$-	$(1,289)
Interest income	281	312	(31)	316		870	(554)
Other	(22)	-	(22)	-		-	-
Other income (expense)	$48	$312	$(264)	$(973)		$870	$(1,843)

Gain (loss) on sale of real estate
Gain (loss) on sale of non-depreciable real estate	$(49)	$21	$(70)	$2,083		$439	$1,644
Gain (loss) on sale of depreciable real estate	13	(22)	35	13		4,571	(4,558)
Gain (loss) on sale of real estate	$(36)	$(1)	$(35)	$2,096		$5,010	$(2,914)

Restructuring costs and other items
Strategic review and proxy contest expenses	$-	$(379)	$379	$-		$(1,551)	$1,551
Abandonement of pre-development site	-	(1,225)	1,225	-		(1,224)	1,224
Restructuring expense	-	(1,224)	1,224	-		(1,604)	1,604
Restructuring costs and other items	$-	$(2,828)	$2,828	$-		$(4,379)	$4,379

(1) Includes $674K of lease rejection income from a bankruptcy claim in the twelve months ended December 31, 2010.

Ramco-Gershenson Properties Trust
Funds from Operations and Additional Disclosures
For the Three and Twelve Months Ended December 31, 2010
(in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2010	2009	2010	2009

Net income (loss) attributable to RPT common shareholders(1)	$8,318	$583	$(20,148)	$13,720
Adjustments:
Rental property depreciation and amortization expense	8,920	7,371	31,213	30,141
Pro-rata share of real estate depreciation from unconsolidated joint ventures	1,717	1,666	6,798	6,678
Loss (gain) on sale of depreciable real estate	(1,809)	22	241	(7,457)
Noncontrolling interest in Operating Partnership	583	108	(1,632)	2,181
FUNDS FROM OPERATIONS	$17,729	$9,750	$16,472	$45,263
Impairment charges	-	-	33,260	-
Bargain purchase gain on acquisition of real estate	(9,836)	-	(9,836)	-
Loss on early extinguishment of debt	242	-	242	-
FUNDS FROM OPERATIONS, EXCLUDING ITEMS ABOVE	$8,135	$9,750	$40,138	$45,263

Weighted average common shares	37,649	30,802	35,046	22,193
Shares issuable upon conversion of Operating Partnership units	2,901	2,918	2,902	2,919
Dilutive effect of securities	196	-	178	-
WEIGHTED AVERAGE EQUIVALENT SHARES OUTSTANDING, DILUTED	40,746	33,720	38,126	25,112

FUNDS FROM OPERATIONS, PER DILUTED SHARE	$0.44	$0.29	$0.43	$1.80
Impairment charges	-	-	0.87	-
Bargain purchase gain on acquisition of real estate	(0.25)	-	(0.26)	-
Loss on early extinguishment of debt	0.01	-	0.01	-
FUNDS FROM OPERATIONS, EXCLUDING ITEMS ABOVE, PER DILUTED SHARE	$0.20	$0.29	$1.05	$1.80

Dividend per common share	$0.1633	$0.1633	$0.6530	$0.7892
Payout ratio - FFO, excluding items above (1)	81.7%	56.5%	62.2%	43.8%

Additional Supplemental Disclosures:
Consolidated:
Straight-line rental income	$(422)	$595	$602	$1,214
Above/below market rent amortization	(42)	3	150	31
Fair market value of interest adjustment - acquired property	9	74	202	304
Stock-based compensation expense	436	233	1,174	1,291

Pro-rata share from Unconsolidated Joint Ventures:
Straight-line rental income	93	97	311	622
Above/below market rent amortization	25	17	157	390
Fair market value of interest adjustment - acquired property	85	121	291	504

(1) Net income (loss) attributable to RPT common shareholders for the twelve months ended December 31, 2010, includes a non-cash provision for impairment related to the value of certain development land parcels of $28,787, an impairment of a long-lived asset in an unconsolidated joint venture of $1,820 and other than temporary impairment of our equity investments in unconsolidated joint ventures of $2,653.

Ramco-Gershenson Properties Trust
Earnings Before Interest, Taxes, Depreciation and Amortization
For the Three and Twelve Months Ended December 31, 2010
(in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2010	2009	2010	2009
EBITDA Calculation

Income (loss) from continuing operations	$8,871	$713	$(21,665)	$12,797
Add back:
Gain on sale of depreciable real estate from continuing operations	(13)	22	(13)	(4,571)
Impairment charges	-	-	33,260	-
Bargain purchase gain on acquisition of real estate	(9,836)	-	(9,836)	-
Deferred gain recognized upon acquisition of real estate	(1,796)	-	(1,796)	-
Loss on early extinguishment of debt	242	-	242	-
Restructuring costs and other Items	-	2,828	-	4,379
Income (loss) from discontinued operations	2	(22)	(9)	253
Interest expense	9,155	7,323	35,362	31,088
Depreciation and amortization	9,126	7,574	31,990	30,886
Consolidated EBITDA	$15,751	$18,438	$67,535	$74,832

Scheduled mortgage principal payments	$1,267	$1,247	$4,798	$5,131

Debt and Coverage Ratios
Consolidated net debt to EBITDA - annualized	9.0	7.5	8.4	7.4
Interest coverage ratio (EBITDA / interest expense)	1.7	2.5	1.9	2.4
Fixed charge coverage ratio (EBITDA / interest expense + scheduled mortgage principal pmts.)	1.5	2.2	1.7	2.1

Operating Ratios
GAAP NOI	$19,454	$19,590	$78,971	$81,389
Operating margin (GAAP NOI / total rental revenue)	65.4%	67.4%	68.3%	69.0%

General & Administrative Expense as a Percentage of Total Rental Revenues Under Management (1)
Revenue from REIT owned properties	$29,768	$29,059	$115,564	$117,938
Revenue From joint venture properties	20,845	23,798	93,945	99,434
Revenue from non-REIT properties under management contract	774	929	3,480	3,704
Total rental revenues under management	$51,387	$53,786	$212,989	$221,076

General and administrative expense	$5,180	$2,322	$18,330	$14,363
General and administrative expense / total rental revenues under management	10.1%	4.3%	8.6%	6.5%

(1) General & administrative expense shown as a percentage of rental revenues under management which includes base rent, recoveries and other income from wholly owned properties, joint venture properties, and managed properties that are not owned.

Ramco-Gershenson Properties Trust
Same Properties Analysis
For the Three and Twelve Months Ended December 31, 2010
(in thousands)

	Three Months Ended December 31, 2010			Twelve Months Ended December 31, 2010
	2010	2009	% Change	2010	2009	% Change

Number of Properties (1)	48	48	0.0%	48	48	0.0%

Occupancy	91.0%	93.4%	-2.5%	91.0%	93.4%	-2.5%

REVENUE
Minimum rent	$17,937	$18,117	-1.0%	$71,712	$73,509	-2.4%
Percentage rent	55	92	-40.2%	375	485	-22.7%
Recovery income from tenants	7,650	7,546	1.4%	28,617	29,709	-3.7%
Other property income	253	219	15.5%	771	676	14.1%
	$25,895	$25,974	-0.3%	$101,475	$104,379	-2.8%

EXPENSES
Real estate taxes	$4,043	$4,057	-0.3%	$16,084	$16,764	-4.1%
Recoverable operating expense	3,810	3,659	4.1%	12,606	13,288	-5.1%
Other non-recoverable operating expense	512	547	-6.4%	2,313	2,731	-15.3%
	$8,365	$8,263	1.2%	$31,003	$32,783	-5.4%

NET OPERATING INCOME	$17,530	$17,711	-1.0%	$70,472	$71,596	-1.6%

Operating Expense Recovery Ratio	97.4%	97.8%	-0.4%	99.7%	98.9%	0.8%

(1) Excludes straight-line rent, above/below market rent, lease termination fees, prior year adjustments and centers undergoing redevelopment. Same-Center NOI also excludes one center impacted by the bankruptcy of A&P.

Ramco Gershenson Properties Trust
Leasing Activity - Consolidated and Unconsolidated Portfolios
As of December 31, 2010

New leases-Comparable	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (1)	Rent Growth %	Wtd. Avg. Lease Term	Tls PSF
4th Quarter 2010	26	72,620	$13.75	$14.66	-6.2%	5.3	$7.66
3rd Quarter 2010	25	160,930	$10.37	$10.54	-1.6%	7.0	$13.30
2nd Quarter 2010	29	152,024	$13.07	$13.42	-2.6%	7.9	$27.80
1st Quarter 2010	20	140,170	$11.11	$11.54	-3.8%	7.9	$21.78
Total	100	525,744	$11.81	$12.21	-3.2%	7.3	$18.97

Renewals	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (1)	Rent Growth %	Wtd. Avg. Lease Term	Tls PSF
4th Quarter 2010	61	173,951	$15.72	$16.02	-1.9%	4.0	$0.03
3rd Quarter 2010	53	357,368	$12.56	$12.52	0.3%	4.5	$0.02
2nd Quarter 2010	48	490,900	$8.83	$8.93	-1.2%	4.1	$1.13
1st Quarter 2010	89	590,303	$9.66	$11.37	-15.1%	3.2	$0.01
Total	251	1,612,522	$10.70	$11.38	-6.0%	3.8	$0.36

Total Comparable Leases (2)	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (1)	Rent Growth %	Wtd. Avg. Lease Term	Tls PSF
4th Quarter 2010	87	246,571	$15.14	$15.62	-3.1%	4.4	$2.28
3rd Quarter 2010	78	518,298	$11.88	$11.90	-0.2%	5.3	$4.14
2nd Quarter 2010	77	642,924	$9.83	$9.99	-1.6%	5.0	$7.28
1st Quarter 2010	109	730,473	$9.93	$11.40	-12.9%	4.1	$4.19
Total	351	2,138,266	$10.97	$11.58	-5.3%	4.7	$4.89

Total Comparable and Non-Comparable	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (1)	Rent Growth %	Wtd. Avg. Lease Term	Tls PSF
4th Quarter 2010	102	348,596	$13.82	N/A	N/A	5.1	$8.71
3rd Quarter 2010	91	614,351	$12.10	N/A	N/A	6.0	$9.14
2nd Quarter 2010	88	700,974	$10.61	N/A	N/A	5.9	$9.99
1st Quarter 2010	111	797,831	$9.61	N/A	N/A	4.6	$4.27
Total	392	2,461,752	$11.11	N/A	N/A	5.4	$7.74

(1) Prior rent represents minimum rent, if any, paid by the prior tenant in the final 12 months of the term.
(2) Comparable leases represent those leases signed on spaces for which there was a former tenant.

Ramco-Gershenson Properties Trust
Redevelopment and Development Projects
As of December 31, 2010
(in millions)

Redevelopment Projects	RPT Ownership %	Project Description	Projected Stabilization Date	Stabilized Return on Cost (1) (2)	Projected Stabilized NOI (3)	Pro Rata Stabilized NOI	Total Projected Cost (4)	Pro Rata Projected Cost		Pro Rata Cost to Date	Pro Rata Cost to Complete

West Allis Towne Centre - West Allis, WI	100%	Reconfigured center. Opened Burlington Coat in 71,000 SF. Completing small shop retenancy.	1Q 2011	10.9%	$1.4	$1.4	$12.4	$12.4		$10.5	$1.9

The Shops at Old Orchard - W. Bloomfield, MI	30%	Opened Plum Market in 37,000 SF (specialty grocery). Completing small shop retenancy plus creation of an out parcel.	1Q 2011	11.9%	$1.2	$0.4	$10.4	$3.1		$2.8	$0.3
Total Redevelopment Projects				11.6%	$2.6	$1.8	$22.8	$15.5		$13.3	$2.2

Development Projects and Land for Sale		Project Description	Cost to Date 9/30/10	Additions	Dispositions	Adjustments	Impairment	Cost to Date 12/31/10

Hartland Towne Square - Hartland Twp., MI		550,000 SF shopping center project.	$32.5					$32.5	(5)
The Town Center at Aquia - Stafford, VA		Phased mixed-use project.	17.4	$0.5				17.9	(6)
Gateway Commons - Lakeland, FL		375,000 SF shopping center project.	21.0	0.1				21.1
Parkway Shops - Jacksonville, FL		350,000 SF shopping center project.	10.0	3.4				13.4
Other		Various parcels near existing assets.	8.1	0.3				8.4
Total Land Held for Development or Sale			$89.0	$4.3	$0.0	$0.0	$0.0	$93.3

(1) Percentage based on actual numbers before rounding.
(2) Does not include fees earned by RPT.
(3) Represents incremental change in revenue.
(4) Represents incremental costs.
(5) Consolidated in 1Q 2010 . In 1Q 2011, RPT acquired its partner's 80% interest for $1.0 million and now owns 100% of the project.
(6) Does not include $23.4 million related to the phase I office building or $4.1 million related to the net book value of existing Income Producing Properties at Aquia.

Ramco-Gershenson Properties Trust
Summary of Debt Expiration - Consolidated Properties
As of December 31, 2010

					Cumulative
	Scheduled		Total	Percentage	Percentage
	Amortization	Scheduled	Scheduled	of Debt	of Debt
Year	Payments	Maturities	Maturities	Maturing	Maturing
2011	$4,994,823	$107,976,440	$112,971,263	19.8%	19.8%
2012	4,850,791	139,276,777	144,127,568	25.2%	45.0%
2013	4,314,130	30,203,614	34,517,744	6.0%	51.0%
2014	3,409,783	29,676,361	33,086,144	5.8%	56.8%
2015	3,155,856	73,189,467	76,345,323	13.4%	70.3%
2016	1,263,721	-	1,263,721	0.2%	70.5%
2017	1,159,574	110,000,000	111,159,574	19.4%	89.8%
2018	1,044,700	-	1,044,700	0.2%	90.0%
2019	962,435	3,148,141	4,110,576	0.7%	90.7%
2020	225,378	24,717,029	24,942,407	4.4%	95.1%
2021 +	-	28,125,000	28,125,000	4.9%	100.0%
Totals	$25,381,191	$546,312,829	$571,694,020

Scheduled maturities in 2011 include $30 million of Bridge Loan Due April 2011 and $30 million of Secured Term Loan Facility due June 2011.

Scheduled maturities in 2012 include $119.75 million which represents the balance of the Secured Revolving Credit Facility drawn as of 12/31/10 due at maturity in December 2012.

Ramco-Gershenson Properties Trust
Summary of Outstanding Debt - Consolidated Properties
As of December 31, 2010

			Balance	Stated			% of
			at	Interest	Loan	Maturity	Total
Property Name	Location	Lender or Servicer	12/31/2010	Rate	Type	Date	Indebtedness

Mortgage Debt
Madison Center	Madison Heights, MI	LaSalle Bank N.A.	9,210,262	7.5080%	Fixed	May-11	1.6%
Beacon Square	Grand Haven, MI	Huntington Bank	6,873,710	5.5000%	Variable	Jun-11	1.2%
Gaines Marketplace	Gaines Twp., MI	Huntington Bank	7,098,738	5.2500%	Variable	Jun-11	1.2%
Lakeshore Marketplace	Norton Shores, MI	Wells Fargo/Midland	14,350,132	7.6470%	Fixed	Aug-11	2.5%
Parkway Shops	Jacksonville, FL	St. Johns land contract	2,166,775	6.0000%	Fixed	Nov-11	0.4%
Hartland Towne Square	Hartland, MI	Huntington Bank	3,900,000	6.0000%	Variable	Dec-11	0.7%
Hartland Towne Square	Hartland, MI	Huntington Bank	4,605,000	6.0000%	Variable	Dec-11	0.8%
Coral Creek	Coconut Creek, FL	Key Bank	9,191,834	6.7800%	Fixed	Jul-12	1.6%
The Crossroads	Royal Palm Beach, FL	L.J. Melody & Co./Salomon	10,953,169	6.5000%	Fixed	Aug-12	1.9%
East Town Plaza	Madison, WI	Citigroup Global Markets	10,724,070	5.4500%	Fixed	Jul-13	1.9%
Centre at Woodstock	Woodstock, GA	Wachovia	3,927,874	6.9100%	Fixed	Jul-13	0.7%
Kentwood Towne Centre	Kentwood, MI	Nationwide Life	8,880,849	5.7400%	Fixed	Jul-13	1.6%
Lantana Shopping Center	Lantana, FL	Key Bank	9,612,815	4.7600%	Fixed	Aug-13	1.7%
The Auburn Mile	Auburn Hills, MI	Citigroup Global Markets	7,103,654	5.3800%	Fixed	May-14	1.2%
Crossroads Centre	Rossford, OH	Citigroup Global Markets	24,743,475	5.3800%	Fixed	May-14	4.3%
Ramco Aquia Office LLC	Stafford, VA	JPMorgan Chase Bank, N.A.	14,614,818	5.7980%	Fixed	Jun-15	2.6%
Jackson West	Jackson, MI	Key Bank	17,160,109	5.2000%	Fixed	Nov-15	3.0%
West Oaks I	Novi, MI	Key Bank	27,268,393	5.2000%	Fixed	Nov-15	4.8%
New Towne Plaza	Canton Twp., MI	Deutsche Bank	19,800,000	5.0910%	Fixed	Dec-15	3.5%
Hoover Eleven	Warren, MI	Canada Life/GMAC	4,780,247	7.6250%	Fixed	Feb-16	0.8%
River City Marketplace	Jacksonville, FL	JPMorgan Chase Bank, N.A.	110,000,000	5.4355%	Fixed	Apr-17	19.2%
Hoover Eleven	Warren, MI	Canada Life/GMAC	1,895,975	7.2000%	Fixed	May-18	0.3%
Crossroads Centre Home Depot	Rossford, OH	Farm Bureau	3,893,012	7.3800%	Fixed	Dec-19	0.7%
West Oaks II & Spring Meadows Place	Novi, MI / Holland, OH	JPMorgan Chase Bank, N.A.	30,981,863	6.4950%	Fixed	Apr-20	5.4%
Subtotal Mortgage Debt			$363,736,774	5.7726%			63.6%
Unamortized premium			82,246	0.0%			0.0%
Total mortgage debt (including unamortized premium)			$363,819,020	5.7726%			63.6%

Corporate Debt
Secured Bridge Loan		Key Bank, as agent	$30,000,000	3.7700%	Variable	Apr-11	5.3%
Secured Term Loan Facility		Key Bank, as agent	30,000,000	5.5000%	Variable	Jun-11	5.3%
Secured Revolving Credit Facility		Key Bank, as agent	119,750,000	5.5141%	Variable	Dec-12	20.9%
Junior Subordinated Note (1)		The Bank of New York Trust Co.	28,125,000	7.8700%	Fixed	Jan-38	4.9%
Subtotal Corporate Debt			$207,875,000	5.5791%			36.4%

Total debt			$571,694,020	5.7022%			100.0%

(1) Fixed rate until January 30, 2013, and then at LIBOR plus 3.30%.

Ramco-Gershenson Properties Trust
Consolidated Market Data
As of December 31, 2010

	December 31,
	2010	2009
Market price per common share	$12.45	$9.54

Common shares outstanding	37,946,541	30,907,087
Operating Partnership Units	2,899,079	2,902,641
Total common shares and equivalents	40,845,620	33,809,728

Equity market capitalization	$508,527,969	$322,544,805

Fixed rate debt (excluding unamortized premium)	$369,384,328	$459,087,683
Variable rate debt	202,227,446	93,463,765
Total fixed and variable rate debt	$571,611,774	$552,551,448
Capital lease obligation	6,640,764	6,923,958
Cash and cash equivalents	(10,175,002)	(8,800,000)
Net debt	$568,077,536	$550,675,406

Equity market capitalization	$508,527,969	$322,544,805

Total market capitalization	$1,076,605,505	$873,220,211

Net debt to total market capitalization	52.8%	63.1%

Ramco-Gershenson Properties Trust
Top Twenty Tenants (ranked by annualized base rent)
Consolidated and Unconsolidated Properties
As of December 31, 2010

Tenant Name	Credit Rating S&P/Moody's (1)	Number of Leases	Leased GLA SF	% of Total Company Owned GLA	Total Annualized Base Rent	Annualized Base Rent PSF	% of Annualized Base Rental Revenue

T.J. Maxx/Marshalls	A/A3	20	636,154	4.1%	$5,866,497	$9.22	3.8%
Publix Super Market	NR/NR	12	574,794	3.7%	4,534,891	7.89	3.0%
Home Depot	BBB+/Baa1	3	384,690	2.5%	2,857,500	7.43	1.9%
Dollar Tree	NR/NR	30	315,116	2.0%	2,827,164	8.97	1.8%
Kmart/Sears	BB-/Ba2	6	618,341	4.0%	2,760,656	4.46	1.8%
OfficeMax	B/B1	11	252,045	1.6%	2,699,078	10.71	1.8%
Jo-Ann Fabrics	BB-/NR	6	218,993	1.4%	2,445,621	11.17	1.6%
Burlington Coat Factory	NR/NR	5	360,867	2.3%	2,376,333	6.59	1.5%
Staples	BBB/Baa2	10	224,292	1.4%	2,277,886	10.16	1.5%
Best Buy	BBB-/Baa2	5	176,677	1.1%	2,214,623	12.53	1.4%
PETsMART	BB/NR	7	160,428	1.0%	2,160,407	13.47	1.4%
Michaels Stores	B-/B3	9	199,724	1.3%	2,124,876	10.64	1.4%
Gander Mountain	NR/NR	2	159,791	1.0%	1,899,745	11.89	1.2%
Bed Bath & Beyond	BBB/NR	5	154,599	1.0%	1,846,043	11.94	1.2%
Lowe's Home Centers	A/A1	2	270,394	1.7%	1,822,956	6.74	1.2%
Meijer	NR/NR	2	397,428	2.6%	1,697,000	4.27	1.1%
Kroger	BBB/Baa2	3	207,709	1.3%	1,676,417	8.07	1.1%
Office Depot	B/B2	7	168,832	1.1%	1,674,772	9.92	1.1%
Hobby Lobby	NR/NR	5	276,173	1.8%	1,640,038	5.94	1.1%
LA Fitness Sports Club	NR/NR	2	76,833	0.5%	1,581,552	20.58	1.0%
Sub-Total top 20 tenants		152	5,833,880	37.4%	$48,984,055	$8.40	31.9%

Remaining tenants		1,410	8,136,659	52.3%	104,349,946	12.82	68.1%

Sub-Total all tenants		1,562	13,970,539	89.7%	$153,334,001	$10.98	100.0%

Vacant		400	1,599,904	10.3%	N/A	N/A	N/A

Total including vacant		1,962	15,570,443	100.0%	$153,334,001	N/A	100.0%

(1) Source: Latest Company filings per CreditRiskMonitor.

Ramco-Gershenson Properties Trust
Summary of Expiring GLA-Consolidated and Unconsolidated Properties
As of December 31, 2010

	Anchor Tenants [1]					Non-Anchor Tenants					All Leases

Expiration Year	Number of Leases	Square Feet	% of SF	% of ABR	ABR psf	Number of Leases	Square Feet	% of SF	% of ABR	ABR psf	Number of Leases	Square Feet	% of SF	% of ABR	ABR psf

(2)	2	46,128	0.5%	0.5%	$ -	47	117,599	2.0%	1.7%	$ 11.02	49	163,727	1.1%	1.1%	$ 10.12
2011	9	268,164	2.7%	2.7%	7.69	219	697,128	12.0%	12.9%	14.09	228	965,292	6.2%	7.8%	12.31
2012	17	733,376	7.5%	5.9%	6.19	270	878,627	15.1%	19.1%	16.54	287	1,612,003	10.4%	12.4%	11.83
2013	27	966,086	9.9%	10.9%	8.72	257	725,227	12.5%	16.0%	16.75	284	1,691,313	10.9%	13.4%	12.17
2014	22	1,039,937	10.6%	8.7%	6.49	176	620,176	10.7%	12.9%	15.76	198	1,660,113	10.7%	10.8%	9.96
2015	26	1,027,948	10.5%	11.4%	8.60	143	531,818	9.2%	10.7%	15.32	169	1,559,766	10.0%	11.1%	10.89
2016	30	1,209,821	12.4%	12.7%	8.12	103	482,195	8.3%	10.4%	16.32	133	1,692,016	10.9%	11.5%	10.46
2017	16	573,863	5.9%	9.3%	12.58	30	140,500	2.4%	3.3%	17.83	46	714,363	4.6%	6.3%	13.61
2018	13	466,343	4.8%	6.6%	11.00	29	123,930	2.1%	2.9%	17.64	42	590,273	3.8%	4.8%	12.39
2019	10	524,180	5.4%	6.3%	9.36	23	100,915	1.7%	2.2%	16.23	33	625,095	4.0%	4.3%	10.47
2020	7	496,910	5.1%	3.9%	6.03	30	144,845	2.5%	3.2%	16.89	37	641,755	4.1%	3.6%	8.48
2021+	29	1,845,776	18.9%	21.1%	8.85	27	209,047	3.7%	4.7%	17.07	56	2,054,823	13.0%	13.0%	9.69
Sub-Total	208	9,198,532	94.2%	100.0%	$ 8.41	1,354	4,772,007	82.2%	100.0%	$ 15.91	1,562	13,970,539	89.7%	100.0%	$ 10.98

Vacant	15	568,563	5.8%	N/A	N/A	385	1,031,341	17.8%	N/A	N/A	400	1,599,904	10.3%	N/A	N/A

Total	223	9,767,095	100.0%	100.0%	N/A	1,739	5,803,348	100.0%	100.0%	N/A	1,962	15,570,443	100.0%	100.0%	N/A

(1) Anchor is defined as a tenant leasing 19,000 square feet or more.
(2) Tenants currently under month to month lease or in the process of renewal.

Ramco-Gershenson Properties Trust
Portfolio Summary Report
As of December 31, 2010

						Company Owned GLA (1)
Property Name	Location	Ownership %	Year Built / Acquired / Renovated	Number of Units	Total Center GLA (1)	Total	Anchor	Non-Anchor	Occupied	% Leased	% Occupied	ABR psf	Anchor Tenants (2)

Consolidated Portfolio

Florida
Coral Creek Shops	Coconut Creek, FL	100%	1992/2002/NA	34	109,312	109,312	42,112	67,200	99,287	90.8%	90.8%	$ 15.17	Publix
Lantana Shopping Center	Lantana, FL	100%	1959/1996/2002	22	123,610	123,610	61,166	62,444	117,268	94.9%	94.9%	10.96	Publix
Naples Towne Centre	Naples, FL	100%	1982/1996/2003	11	167,387	134,707	102,027	32,680	132,707	98.5%	98.5%	5.89	Beall's, Save-A-Lot, (Goodwill)
Pelican Plaza	Sarasota, FL	100%	1983/1997/NA	25	93,598	93,598	35,768	57,830	77,602	82.9%	82.9%	9.87	Linens 'N Things (5)
River City Marketplace	Jacksonville, FL	100%	2005/2005/NA	70	887,466	544,965	323,907	221,058	518,418	95.1%	95.1%	15.66	Ashley Furniture HomeStore, Bed Bath & Beyond, Best Buy, Gander Mountain, Michaels, OfficeMax, PETsMART, Ross Dress For Less, Wallace Theaters, (Lowe's), (Wal-Mart)
River Crossing Centre	New Port Richey, FL	100%	1998/2003/NA	16	62,038	62,038	37,888	24,150	57,488	92.7%	92.7%	12.07	Publix
Rivertowne Square	Deerfield Beach, FL	100%	1980/1998/NA	16	154,349	154,349	107,875	46,474	138,489	89.7%	89.7%	8.63	Beall's Outlet (6), Winn-Dixie
Southbay Shopping Center	Osprey, FL	100%	1978/1998/NA	19	96,790	96,790	31,700	65,090	66,965	80.3%	69.2%	8.60	Beall's Clearance Store (3)
Sunshine Plaza	Tamarac, FL	100%	1972/1996/2001	28	237,026	237,026	146,409	90,617	209,016	88.2%	88.2%	8.04	Publix, Old Time Pottery
The Crossroads	Royal Palm Beach, FL	100%	1988/2002/NA	35	120,092	120,092	42,112	77,980	94,409	86.9%	78.6%	15.45	Publix
Village Lakes Shopping Center	Land O' Lakes, FL	100%	1987/1997/NA	25	186,496	186,496	125,141	61,355	92,122	63.2%	49.4%	8.97	Sweet Bay
Total / Average				301	2,238,164	1,862,983	1,056,105	806,878	1,603,771	88.6%	86.1%	$ 11.78

Georgia
Centre at Woodstock	Woodstock, GA	100%	1997/2004/NA	14	86,748	86,748	51,420	35,328	68,460	78.9%	78.9%	$ 11.20	Publix
Conyers Crossing	Conyers, GA	100%	1978/1998/NA	15	170,475	170,475	138,915	31,560	170,475	100.0%	100.0%	5.15	Burlington Coat Factory, Hobby Lobby
Holcomb Center	Roswell, GA	100%	1986/1996/NA	23	107,053	107,053	39,668	67,385	79,672	74.4%	74.4%	10.78	Studio Movie Grill
Horizon Village	Suwanee, GA	100%	1996/2002/NA	22	97,001	97,001	47,955	49,046	87,062	89.8%	89.8%	10.15	Publix (3)
Mays Crossing	Stockbridge, GA	100%	1984/1997/2007	21	137,284	137,284	100,244	37,040	131,164	95.5%	95.5%	6.59	Big Lots, Dollar Tree, Value Village-Sublease of ARCA Inc.
Promenade at Pleasant Hill	Duluth, GA	100%	1993/2004/NA	34	280,225	280,225	199,555	80,670	136,570	48.7%	48.7%	10.30	Farmers Home Furniture, Publix
Total / Average				129	878,786	878,786	577,757	301,029	673,403	76.6%	76.6%	$ 8.40

Illinois
Liberty Square	Wauconda, IL	100%	1987/2010/2008	26	107,369	107,369	54,522	52,847	92,624	86.3%	86.3%	$ 13.03	Jewel-Osco
Total/Average				26	107,369	107,369	54,522	52,847	92,624	86.3%	86.3%	$ 13.03

Indiana
Merchants' Square	Carmel, IN	100%	1970/2004/NA	45	358,875	278,875	69,504	209,371	247,101	90.3%	88.6%	$ 10.11	Cost Plus, Hobby Lobby (3), (Marsh Supermarket)
Total/Average				45	358,875	278,875	69,504	209,371	247,101	90.3%	88.6%	$ 10.11

Michigan
Beacon Square	Grand Haven, MI	100%	2004/2004/NA	16	154,703	51,387	-	51,387	45,932	89.4%	89.4%	$ 17.17	(Home Depot)
Clinton Pointe	Clinton Twp., MI	100%	1992/2003/NA	14	248,206	135,330	65,735	69,595	123,280	91.1%	91.1%	9.75	OfficeMax, Sports Authority, (Target)
Clinton Valley	Sterling Heights, MI	100%	1985/1996/2009	11	102,001	102,001	50,852	51,149	92,815	91.0%	91.0%	7.08	Hobby Lobby
Clinton Valley Mall	Sterling Heights, MI	100%	1977/1996/2002	8	99,281	99,281	55,175	44,106	99,281	100.0%	100.0%	16.00	Office Depot, DSW Shoe Warehouse
Eastridge Commons	Flint, MI	100%	1990/1996/2001	16	287,453	169,676	117,972	51,704	90,988	53.6%	53.6%	8.79	Office Depot (3), TJ Maxx, (Target)
Edgewood Towne Center	Lansing, MI	100%	1990/1996/2001	17	312,950	85,757	23,524	62,233	61,722	72.0%	72.0%	11.74	OfficeMax, (Sam's Club), (Target)
Fairlane Meadows	Dearborn, MI	100%	1987/2003/NA	23	338,808	137,508	56,586	80,922	129,408	94.1%	94.1%	12.91	Best Buy, Citi Trends, (Burlington Coat Factory), (Target)
Fraser Shopping Center	Fraser, MI	100%	1977/1996/NA	8	68,326	68,326	32,384	35,942	68,326	100.0%	100.0%	6.08	Oakridge Market
Gaines Marketplace	Gaines Twp., MI	100%	2004/2004/NA	15	392,169	392,169	351,981	40,188	389,169	99.2%	99.2%	4.47	Meijer, Staples, Target
Hoover Eleven	Warren, MI	100%	1989/2003/NA	57	299,076	299,076	153,810	145,266	221,488	74.1%	74.1%	12.30	Kroger, Marshalls, OfficeMax
Jackson Crossing	Jackson, MI	100%	1967/1996/2002	62	652,770	398,528	222,192	176,336	369,959	94.8%	92.8%	9.70	Best Buy, Bed Bath & Beyond, Jackson 10 Theater, Kohl's, TJ Maxx, Toys "R" Us, (Sears), (Target)
Jackson West	Jackson, MI	100%	1996/1996/1999	5	210,321	210,321	194,484	15,837	190,838	90.7%	90.7%	7.11	Lowe's, Michaels, OfficeMax
Kentwood Towne Centre	Kentwood, MI	77.9%	1988/1996//NA	18	286,061	184,152	122,887	61,265	166,702	90.5%	90.5%	6.09	Hobby Lobby-Sublease of Rubiloff Development. Group, OfficeMax, (Rooms Today)
Lake Orion Plaza	Lake Orion, MI	100%	1977/1996/NA	9	141,073	141,073	126,195	14,878	141,073	100.0%	100.0%	3.98	Hollywood Super Market, Kmart
Lakeshore Marketplace	Norton Shores, MI	100%	1996/2003/NA	21	474,453	347,653	258,638	89,015	340,027	97.8%	97.8%	7.93	Barnes & Noble, Dunham's, Elder-Beerman, Hobby Lobby, T J Maxx, Toys "R" Us, (Target)
Livonia Plaza	Livonia, MI	100%	1988/2003/NA	20	136,422	136,422	93,380	43,042	126,777	92.9%	92.9%	10.29	Kroger, TJ Maxx
Madison Center	Madison Heights, MI	100%	1965/1997/2000	14	227,088	227,088	167,830	59,258	188,666	83.1%	83.1%	6.12	Kmart
New Towne Plaza	Canton Twp., MI	100%	1975/1996/2005	15	189,223	189,223	126,425	62,798	171,623	98.9%	90.7%	9.75	Jo-Ann, Kohl's
Oak Brook Square	Flint, MI	100%	1982/1996/NA	20	152,373	152,373	79,744	72,629	143,773	94.4%	94.4%	8.67	Hobby Lobby, TJ Maxx
Roseville Towne Center	Roseville, MI	100%	1963/1996/2004	9	246,968	246,968	206,747	40,221	246,968	100.0%	100.0%	6.90	Marshalls, Office Depot (3), Wal-Mart
Shoppes at Fairlane Meadows	Dearborn, MI	100%	2007/NA/NA	8	19,738	19,738	-	19,738	19,738	100.0%	100.0%	23.02
Southfield Plaza	Southfield, MI	100%	1969/1996/2003	14	165,999	165,999	128,339	37,660	162,659	98.0%	98.0%	7.44	Burlington Coat Factory, Marshalls, Staples
Tel-Twelve	Southfield, MI	100%	1968/1996/2005	21	523,411	523,411	479,869	43,542	517,867	98.9%	98.9%	10.69	Best Buy, DSW Shoe Warehouse, Lowe's, Meijer, Michaels, Office Depot, PETsMART
The Auburn Mile	Auburn Hills, MI	100%	2000/1999/NA	7	624,212	90,553	64,315	26,238	90,553	100.0%	100.0%	10.66	Jo-Ann, Staples, (Best Buy), (Costco), (Meijer), (Target)
West Oaks I	Novi, MI	100%	1979/1996/2004	8	243,987	243,987	213,717	30,270	243,987	100.0%	100.0%	9.55	Best Buy, DSW Shoe Warehouse, Gander Mountain, Home Goods-Sublease of JLPK-Novi LLC , Michaels, Old Navy
West Oaks II	Novi, MI	100%	1986/1996/2000	30	389,094	167,954	90,753	77,201	166,921	99.4%	99.4%	17.37	Jo-Ann, Marshalls, (Bed Bath & Beyond), (Kohl's), (Toys "R" Us), (Value City Furniture)
Total / Average				466	6,986,166	4,985,954	3,483,534	1,502,420	4,610,540	92.9%	92.5%	$ 9.11

Ramco-Gershenson Properties Trust
Portfolio Summary Report
As of December 31, 2010

Company Owned GLA (1)
Property Name	Location	Ownership %	Year Built / Acquired / Renovated	Number of Units	Total Center GLA (1)	Total	Anchor	Non-Anchor	Occupied	% Leased	% Occupied	ABR psf	Anchor Tenants (2)
Ohio
Crossroads Centre	Rossford, OH	100%	2001/2001/NA	22	470,245		344,045	244,991	99,054	334,105	97.1%	97.1%	$ 9.01	Home Depot, Giant Eagle, Michaels, T J Maxx, (Target)
OfficeMax Center	Toledo, OH	100%	1994/1996/NA	1	22,930		22,930	22,930	-	22,930	100.0%	100.0%	12.10	OfficeMax
Rossford Pointe	Rossford, OH	100%	2006/2005/NA	6	47,477		47,477	41,077	6,400	47,477	100.0%	100.0%	9.86	Office Depot (3), PETsMART
Spring Meadows Place	Holland, OH	100%	1987/1996/2005	28	596,587		211,817	110,691	101,126	195,003	92.1%	92.1%	11.16	Ashley Furniture, OfficeMax, PETsMART, T J Maxx, (Best Buy), (Big Lots), (Dick's Sporting Goods), (Guitar Center), (Kroger), (Sam's Club), (Target)
Troy Towne Center	Troy, OH	100%	1990/1996/2003	18	341,719		144,610	86,584	58,026	141,170	97.6%	97.6%	6.14	Kohl's, (Wal-Mart)
Total / Average				75	1,478,958		770,879	506,273	264,606	740,685	96.1%	96.1%	$ 9.18

South Carolina
Taylors Square	Taylors, SC	100%	1989/1997/2005	11	241,236		33,791	-	33,791	22,124	95.8%	65.5%	$ 17.26	(Wal-Mart)
Total / Average				11	241,236		33,791	-	33,791	22,124	95.8%	65.5%	$ 17.26

Tennessee
Northwest Crossing	Knoxville, TN	100%	1989/1997/NA	10	304,224		96,279	66,346	29,933	96,279	100.0%	100.0%	$ 8.77	HH Gregg, Ross Dress For Less, (Wal-Mart)
Northwest Crossing II	Knoxville, TN	100%	1999/1999/NA	2	28,174		28,174	23,500	4,674	28,174	100.0%	100.0%	11.38	OfficeMax
Total / Average				12	332,398		124,453	89,846	34,607	124,453	100.0%	100.0%	$ 9.36

Virginia
The Town Center at Aquia [7]	Stafford, VA	100%	1989/1998/NA	13	97,990		97,990	62,184	35,806	87,251	89.0%	89.0%	$ 25.16	Northrop Grumman
Total / Average				13	97,990		97,990	62,184	35,806	87,251	89.0%	89.0%	$ 25.16

Wisconsin
East Town Plaza	Madison, WI	100%	1992/2000/2000	18	341,954		208,959	144,685	64,274	187,569	89.8%	89.8%	$ 9.23	Burlington Coat Factory, Marshalls, Jo-Ann, Borders, (Toys "R" Us), (Shopko)
The Shoppes at Fox River	Waukesha, WI	100%	2009/2010/NA	20	267,992		135,610	61,045	74,565	125,559	92.6%	92.6%	$ 16.27	Pick n' Save, (Target)
Total / Average				38	609,946		344,569	205,730	138,839	313,128	90.9%	90.9%	$ 12.05

Consolidated Portfolio Subtotal / Average				1116	13,329,888		9,485,649	6,105,455	3,380,194	8,515,080	90.7%	89.8%	$ 9.93

Consolidated Portfolio Under Redevelopment:
The Town Center at Aquia [4]	Stafford, VA	100%	1989/1998/NA	3	40,518		40,518	24,000	16,518	40,518	100.0%	100.0%	$ 10.64	Regal Cinemas
West Allis Towne Centre	West Allis, WI	100%	1987/1996/NA	28	315,626		315,626	179,818	135,808	268,935	90.7%	85.2%	8.20	Burlington Coat Factory, Kmart, Office Depot
Total / Average				31	356,144	#	356,144	203,818	152,326	309,453	91.8%	86.9%	$ 8.52

Consolidated Portfolio Subtotal / Average				1147	13,686,032		9,841,793	6,309,273	3,532,520	8,824,533	90.7%	89.7%	$ 9.88

Joint Venture Portfolio at 100%

Florida
Cocoa Commons	Cocoa, FL	30%	2001/2007/NA	23	90,116		90,116	51,420	38,696	76,020	84.4%	84.4%	$ 12.17	Publix
Cypress Point	Clearwater, FL	30%	1983/2007/NA	22	167,280		167,280	103,085	64,195	155,717	95.0%	93.1%	11.81	Burlington Coat Factory, The Fresh Market
Kissimmee West	Kissimmee, FL	7%	2005/2005/NA	17	300,186		115,586	67,000	48,586	100,371	86.8%	86.8%	12.17	Jo-Ann, Marshalls, (Target)
Marketplace of Delray	Delray Beach, FL	30%	1981/2005/NA	49	238,901		238,901	107,190	131,711	214,660	89.9%	89.9%	12.09	Office Depot, Ross Dress For Less, Winn-Dixie
Martin Square	Stuart, FL	30%	1981/2005/NA	15	331,105		331,105	291,432	39,673	301,931	91.2%	91.2%	6.24	Home Depot, Sears, Staples
Mission Bay Plaza	Boca Raton, FL	30%	1989/2004/NA	58	272,866		272,866	154,637	118,229	217,752	91.9%	79.8%	20.56	Golfsmith (6), LA Fitness Sports Club, OfficeMax, Toys "R" Us
Shenandoah Square	Davie, FL	40%	1989/2001/NA	40	123,646		123,646	42,112	81,534	121,216	98.0%	98.0%	14.92	Publix
Shoppes of Lakeland	Lakeland, FL	7%	1985/1996/NA	22	312,288		188,888	122,441	66,447	155,289	96.5%	82.2%	11.93	Ashley Furniture, Michaels, (Target)
The Plaza at Delray	Delray Beach, FL	20%	1979/2004/NA	48	331,496		331,496	193,967	137,529	306,343	92.4%	92.4%	15.28	Books-A-Million, Marshalls, Publix, Regal Cinemas, Ross Dress For Less, Staples
Treasure Coast Commons	Jensen Beach, FL	30%	1996/2004/NA	3	92,979		92,979	92,979	-	92,979	100.0%	100.0%	12.42	Barnes & Noble, OfficeMax, Sports Authority
Village of Oriole Plaza	Delray Beach, FL	30%	1986/2005/NA	40	155,770		155,770	42,112	113,658	147,110	94.4%	94.4%	12.40	Publix
Village Plaza	Lakeland, FL	30%	1989/2004/NA	25	146,755		146,755	64,504	82,251	111,412	75.9%	75.9%	12.65	Staples
Vista Plaza	Jensen Beach, FL	30%	1998/2004/NA	10	109,761		109,761	78,658	31,103	97,347	88.7%	88.7%	12.84	Bed Bath & Beyond, Michaels, Total Wine & More (6)
West Broward Shopping Center	Plantation, FL	30%	1965/2005/NA	19	156,236		156,236	81,801	74,435	153,121	98.0%	98.0%	10.80	Badcock, National Pawn Shop, Save-A-Lot, US Postal Service
Total / Average				391	2,829,385		2,521,385	1,493,338	1,028,047	2,251,268	91.8%	89.3%	$ 12.69

Georgia
Collins Pointe Plaza	Cartersville, GA	20%	1987/2006/NA	18	94,267		94,267	46,358	47,909	86,833	92.1%	92.1%	$ 8.68	Goodwill
Paulding Pavilion	Hiram, GA	20%	1995/2006/NA	12	84,846		84,846	60,509	24,337	82,896	97.7%	97.7%	14.03	Sports Authority, Staples
Peachtree Hill	Duluth, GA	20%	1986/2007/NA	34	150,872		150,872	87,411	63,461	94,965	63.9%	62.9%	10.46	Kroger
Total / Average				64	329,985		329,985	194,278	135,707	264,694	80.7%	80.2%	$ 10.99

Illinois
Market Plaza	Glen Ellyn, IL	20%	1965/2007/1996	35	163,054		163,054	66,079	96,975	147,386	90.4%	90.4%	$ 14.85	Jewel Osco, Staples
Rolling Meadows Shopping Center	Rolling Meadows, IL	20%	1956/2008/1995	18	130,436		130,436	83,230	47,206	116,687	89.5%	89.5%	10.46	Jewel Osco, Northwest Community Hospital
Total / Average				53	293,490		293,490	149,309	144,181	264,073	90.0%	90.0%	$ 12.91

Ramco-Gershenson Properties Trust
Portfolio Summary Report
As of December 31, 2010

Company Owned GLA (1)
Property Name	Location	Ownership %	Year Built / Acquired / Renovated	Number of Units	Total Center GLA (1)	Total	Anchor	Non-Anchor	Occupied	% Leased	% Occupied	ABR psf	Anchor Tenants (2)

Indiana
Nora Plaza	Indianapolis, IN	7%	1958/2007/2002	25	263,838	140,038	57,713	82,325	138,809	99.1%	99.1%	13.34	Marshalls, Whole Foods, (Target),
Total / Average				25	263,838	140,038	57,713	82,325	138,809	99.1%	99.1%	$ 13.34

Maryland
Crofton Centre	Crofton, MD	20%	1974/1996/NA	19	252,491	252,491	196,570	55,921	226,725	89.8%	89.8%	$ 7.35	Basics/Metro, Kmart, Gold's Gym
Total / Average				19	252,491	252,491	196,570	55,921	226,725	89.8%	89.8%	$ 7.35

Michigan
Gratiot Crossing	Chesterfield, MI	30%	1980/2005/NA	15	165,544	165,544	122,406	43,138	150,586	91.0%	91.0%	$ 8.55	Jo-Ann, Kmart
Hunter's Square	Farmington Hills, MI	30%	1988/2005/NA	37	357,302	357,302	194,236	163,066	351,170	98.3%	98.3%	16.36	Bed Bath & Beyond, Borders, Loehmann's, Marshalls, T J Maxx
Millennium Park	Livonia, MI	30%	2000/2005/NA	14	634,015	281,374	241,850	39,524	241,750	85.9%	85.9%	13.19	Home Depot, Marshalls, Michaels, PETsMART, (Costco), (Meijer)
Southfield Plaza Expansion	Southfield, MI	50%	1987/1996/2003	11	19,410	19,410	-	19,410	15,810	81.5%	81.5%	14.71
Troy Marketplace	Troy, MI	30%	2000/2005/NA	12	242,773	222,173	193,360	28,813	210,873	94.9%	94.9%	14.62	Famous Furniture, Golfsmith, LA Fitness, Nordstrom Rack, PETsMART, (REI)
West Acres Commons	Flint, MI	40%	1998/2001/NA	14	95,089	95,089	59,889	35,200	84,489	88.9%	88.9%	12.36	VG's Food Center
Winchester Center	Rochester Hills, MI	30%	1980/2005/NA	16	429,622	314,409	224,356	90,053	309,409	98.4%	98.4%	13.36	Borders, Dick's Sporting Goods, Linens 'N Things (5), Marshalls, Michaels, PETsMART, (Kmart)
Total / Average				119	1,943,755	1,455,301	1,036,097	419,204	1,364,087	93.7%	93.7%	$ 13.72

New Jersey
Chester Springs Shopping Center	Chester, NJ	20%	1970/1996/1999	41	223,201	223,201	108,769	114,432	167,998	87.4%	75.3%	$ 13.70	Shop-Rite Supermarket, Staples
Total / Average				41	223,201	223,201	108,769	114,432	167,998	87.4%	75.3%	$ 13.70

Ohio
Olentangy Plaza	Columbus, OH	20%	1981/2007/1997	42	253,930	253,930	139,130	114,800	240,172	94.6%	94.6%	$ 10.07	Eurolife Furniture, Marshalls, MicroCenter, Sunflower Market (3), Tues. Morning (6)
The Shops on Lane Avenue	Upper Arlington, OH	20%	1952/2007/2004	40	161,805	161,805	46,574	115,231	152,811	95.9%	94.4%	18.92	Bed Bath & Beyond, Whole Foods
Total / Average				82	415,735	415,735	185,704	230,031	392,983	95.9%	94.5%	$ 13.51

JV Subtotal / Average at 100%				794	6,551,880	5,631,626	3,421,778	2,209,848	5,070,637	91.8%	90.0%	$ 12.77

Joint Venture Under Redevelopment:
The Shops at Old Orchard	W. Bloomfield, MI	30%	1972/2007/NA	21	97,024	97,024	36,044	60,980	75,369	77.7%	77.7%	$ 18.25	Plum Market
Total / Average				21	97,024	97,024	36,044	60,980	75,369	77.7%	77.7%	$ 18.25

JV Total / Average at 100%				815	6,648,904	5,728,650	3,457,822	2,270,828	5,146,006	91.5%	89.8%	$ 12.85

PORTFOLIO TOTAL / AVERAGE				1,962	20,334,936	15,570,443	9,767,095	5,803,348	13,970,539	91.0%	89.7%	$ 10.98

Footnotes
(1) Company Owned GLA represents gross leaseable area that is owned by the Company. Total Center GLA includes Owned GLA and square footage attributable to non-owned anchor space.
(2) Anchor tenants are any tenant over 19,000 square feet. Tenants in parenthesis own their own GLA.
(3) Tenant closed - lease obligated.
(4) The Town Center at Aquia is considered a development project by the Company.
(5) Tenant closed in Bankruptcy, Leases are guaranteed by CVS.
(6) Space delivered to tenant.
(7) Represents the office building at The Town Center at Aquia.

Ramco-Gershenson Properties Trust
Joint Venture Combining Balance Sheets
As of December 31, 2010
(in thousands)

	Ramco/Lion	Ramco 450	Ramco 191	Ramco	Ramco	West Acres	Shenandoah	S-12	Total
	Venture LP	Venture LLC	Venture LLC	HHF KL LLC	HHF NP LLC	Commons	Square	Associates	JV's
	Consolidated	Consolidated	Consolidated	Consolidated	Indianapolis, IN	Flint, MI	Davie, FL	Southfield, MI	at 100%

ASSETS
Investment in real estate
Land	$76,926	$43,806	$2,879	$7,601	$4,019	$1,118	$1,653	$50	$138,052
Buildings and improvements	473,511	270,771	21,066	44,577	23,761	10,105	15,385	445	859,621
Construction in progress	468	859	5	545	-	-	-	-	1,877
Intangible assets, net	12,978	5,790	1,058	1,031	508	43	211	-	21,619
	563,883	321,226	25,008	53,754	28,288	11,266	17,249	495	1,021,169
Less: accumulated depreciation	(60,513)	(22,843)	(1,844)	(3,995)	(2,019)	(2,364)	(3,518)	(163)	(97,259)
Investments in real estate, net	503,370	298,383	23,164	49,759	26,269	8,902	13,731	332	923,910
Cash and cash equivalents	9,626	10,312	426	1,150	181	507	573	173	22,948
Accounts receivable, net	9,526	4,006	591	315	85	5	483	20	15,031
Other assets, net	1,638	895	62	-	5	90	203	103	2,996

TOTAL ASSETS	$524,160	$313,596	$24,243	$51,224	$26,540	$9,504	$14,990	$628	$964,885

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgages and notes payable	$224,118	$183,172	$8,575	$-	$-	$8,401	$11,676	$708	$436,650
Accounts payable and accrued expenses	8,102	5,931	161	753	155	790	287	257	16,436
Total Liabilities	232,220	189,103	8,736	753	155	9,191	11,963	965	453,086

ACCUMULATED EQUITY (DEFICIT)	291,940	124,493	15,507	50,471	26,385	313	3,027	(337)	511,799

TOTAL LIABILITIES AND ACCUMULATED EQUITY	$524,160	$313,596	$24,243	$51,224	$26,540	$9,504	$14,990	$628	$964,885

									Ramco Equity
									Investment in
EQUITY INVESTMENTS IN AND NOTES									Joint Ventures
RECEIVABLE FROM UNCONSOLIDATED ENTITIES
Equity Investments in Unconsolidated Entities	$81,439	$14,602	$2,951	$2,767	$1,727	$(209)	$1,169	$743	$105,189
Notes Receivable from Unconsolidated Entities	-	-	-	-	-	-	-	-	-
Total Equity Investments in and Notes
Receivable from Unconsolidated Entities	$81,439	$14,602	$2,951	$2,767	$1,727	$(209)	$1,169	$743	$105,189

Ramco-Gershenson Properties Trust
Joint Venture Contribution to Funds from Operations
For the Three and Twelve Months Ended December 31, 2010
(in thousands)

	Ramco/Lion	Ramco 450	Ramco 191	Ramco	Ramco	West Acres	Shenandoah	S-12	Total	Ramco
	Venture LP	Venture LLC	Venture LLC	HHF KL LLC	HHF NP LLC	Commons	Square	Associates	JV's	Pro-Rata
Three months ended December 31, 2010	Consolidated	Consolidated	Consolidated	Consolidated	Indianapolis, IN	Flint, MI	Davie, FL	Southfield, MI	at 100%	Share

Total revenue	$11,655	$6,183	$564	$897	$557	$309	$620	$69	$20,854	$5,323

Operating expense	2,869	1,388	90	41	80	305	140	48	4,961	1,345
Depreciation and amortization	3,536	2,220	190	323	163	67	148	9	6,656	1,663
Interest expense	3,481	3,088	57	-	-	282	219	11	7,138	1,874
Total expenses	9,886	6,696	337	364	243	654	507	68	18,755	4,882

Impairment charge on long-lived assets	-	-	-	-	-	-	-	-	-	-
Net income (loss)	$1,769	$(513)	$227	$533	$314	$(345)	$113	$1	$2,099	$441

Ramco ownership interest	30%	20%	20%	7%	7%	40%	40%	50%
Ramco's share of net income (loss)	$531	$(103)	$45	$37	$22	$(137)	$45	$1		$441

Add: Pro rata share of depreciation expense	1,079	486	42	23	11	26	48	4		1,717
Funds from operations contributed by JV's	$1,610	$383	$87	$60	$33	$(111)	$93	$5		$2,158

	Ramco/Lion	Ramco 450	Ramco 191	Ramco	Ramco	West Acres	Shenandoah	Other	Total	Ramco
	Venture LP	Venture LLC	Venture LLC	HHF KL LLC	HHF NP LLC	Commons	Square	Joint	JV's	Pro-Rata
Twelve months ended December 31, 2010	Consolidated	Consolidated	Consolidated	Consolidated	Indianapolis, IN	Flint, MI	Davie, FL	Ventures(2)	at 100%	Share

Total revenues	$51,886	$29,378	$2,186	$4,058	$2,264	$1,322	$2,590	$261	$93,945	$24,016

Operating expense	15,324	9,650	282	861	379	602	839	115	28,052	7,299
Depreciation and amortization	14,388	9,774	762	1,294	667	268	571	34	27,758	6,913
Interest expense	15,716	13,480	176	-	-	959	874	51	31,256	8,205
Total expenses	45,428	32,904	1,220	2,155	1,046	1,829	2,284	200	87,066	22,417

Impairment charge on long-lived assets(1)	-	9,102	-	-	-	-	-	-	9,102	1,820
Net income (loss)	$6,458	$(12,628)	$966	$1,903	$1,218	$(507)	$306	$61	$(2,223)	$(221)

Ramco ownership interest	30%	20%	20%	7%	7%	40%	40%
Ramco's share of net income (loss)	$1,938	$(2,526)	$193	$133	$85	$(202)	$122	$36		$(221)

Add: Pro rata share of depreciation expense	4,263	1,945	150	91	46	106	191	6		6,798
Funds from operations contributed by JV's	$6,201	$(581)	$343	$224	$131	$(96)	$313	$42		$6,577

(1) Impairment charge on Merchants' Square.
(2) Other joint ventures include S-12 Associates (50% Ramco ownership interest) and Ramco Jacksonville North Industrial LLC (5% Ramco ownership interest thru May 2010).

Ramco-Gershenson Properties Trust
Summary of Joint Venture Debt
As of December 31, 2010

			Ramco				Stated		Ramco
			Ownership	Mortgage	Maturity	Loan	Interest		Share of
Property Name	Location	Lender or Servicer	Interest	Balance	Date	Type	Rate		Debt

Peachtree Hill	Duluth, GA	Key Bank NA	20%	$11,000,000	Feb-11	Variable	6.50%	(1)	$2,200,000
Martin Square	Stuart, FL	Berkadia Commercial Mortgage	30%	12,383,395	Aug-11	Fixed	7.44%		3,715,019
Shenandoah Square	Davie, FL	L.J. Melody & Co/Salomon	40%	11,676,043	Feb-12	Fixed	7.33%		4,670,417
Paulding Pavilion	Hiram, GA	Fifth Third Bank	20%	8,574,998	Jun-12	Variable	1.71%	(2)	1,715,000
West Broward Shopping Center	Plantation, FL	Berkadia Commercial Mortgage	30%	9,363,351	Oct-12	Fixed	6.64%		2,809,005
Mission Bay Plaza	Boca Raton, FL	Wells Fargo Bank, NA	30%	43,386,804	Jul-13	Fixed	6.64%		13,016,041
Winchester Center	Rochester Hills, MI	Wachovia	30%	27,391,503	Jul-13	Fixed	8.11%		8,217,451
Hunter's Square	Farmington Hills, MI	Wachovia	30%	35,596,377	Aug-13	Fixed	8.15%		10,678,913
The Plaza at Delray	Delray Beach, FL	CIGNA	20%	47,257,598	Sep-13	Fixed	6.00%		9,451,520
Chester Springs Shopping Center	Chester, NJ	Citigroup	20%	22,297,849	Oct-13	Fixed	5.51%		4,459,570
Village Plaza	Lakeland, FL	Citigroup	30%	9,267,665	Sep-15	Fixed	5.01%		2,780,300
Millennium Park	Livonia, MI	Citigroup	30%	31,927,720	Oct-15	Fixed	5.02%		9,578,316
Rolling Meadows Shopping Center	Rolling Meadows, IL	Wells Fargo Bank, NA	20%	11,911,250	Dec-15	Fixed	5.34%		2,382,250
Southfield Plaza Expansion	Southfield, MI	GECA	50%	707,473	May-16	Fixed	5.88%	(3)	353,737
Troy Marketplace	Troy, MI	Deutsche Banc	30%	21,900,000	Jun-16	Fixed	5.90%		6,570,000
Gratiot Crossing	Chesterfield Twp., MI	Deutsche Banc	30%	13,500,000	Jun-16	Fixed	5.90%		4,050,000
Crofton Centre	Crofton, MD	Citigroup	20%	17,000,000	Jan-17	Fixed	5.85%		3,400,000
The Shops on Lane Avenue	Upper Arlington, OH	Principal Global Investors	20%	27,600,000	Jan-18	Variable	5.95%	(4)	5,520,000
Olentangy Plaza	Columbus, OH	Principal Global Investors	20%	21,600,000	Jan-18	Variable	5.88%	(4)	4,320,000
Market Plaza	Glen Ellyn, IL	Principal Global Investors	20%	24,505,000	Jan-18	Variable	5.88%	(4)	4,901,000
Treasure Coast Commons	Jensen Beach, FL	GE Group Life Assurance	30%	8,359,513	Jun-20	Fixed	5.54%		2,507,854
Vista Plaza	Jensen Beach, FL	First Colony Life Insurance	30%	11,041,710	Jun-20	Fixed	5.54%		3,312,513
West Acres Commons	Flint, MI	Midland Loan Services	40%	8,401,214	Apr-30	Fixed	13.14%	(5)	3,360,486

Total Debt				$436,649,463					$113,969,392

(1) Interest rate is variable based on LIBOR plus 4.50% and has a 2.00% LIBOR floor.
(2) Interest rate is variable based on LIBOR plus 1.45%.
(3) Resets per formula annually each June 1.
(4) Interest rate is fixed for five years and then lender has right to reset interest rate in 2013.
(5) Interest rate increased to 13.14% on 07/01/2010.

Ramco-Gershenson Properties Trust
Joint Venture Same Properties Analysis
For the Three and Twelve Months Ended December 31, 2010
(in thousands)

	Three Months Ended December 31, 2010			Twelve Months Ended December 31, 2010
	2010	2009	% Change	2010	2009	% Change

Number of Properties (1)	29	29	0.0%	30	30	0.0%

Occupancy	90.0%	88.9%	1.1%	90.0%	88.9%	1.1%

REVENUE
Minimum rent	$14,502	$14,709	-1.4%	$59,955	$62,807	-4.5%
Percentage rent	35	7	400.0%	373	249	49.8%
Recovery income from tenants	4,209	4,261	-1.2%	19,488	20,923	-6.9%
Other property income	331	218	51.8%	1,090	675	61.5%
	$19,077	$19,195	-0.6%	$80,906	$84,654	-4.4%

EXPENSES
Real estate taxes	$2,659	$2,963	-10.3%	$12,918	$13,429	-3.8%
Recoverable operating expense	2,544	2,556	-0.5%	9,275	9,628	-3.7%
Other non-recoverable operating expense	1,667	1,517	9.9%	6,742	6,132	9.9%
	$6,870	$7,036	-2.4%	$28,935	$29,189	-0.9%

NET OPERATING INCOME	$12,207	$12,159	0.4%	$51,971	$55,465	-6.3%

Operating Expense Recovery Ratio	80.9%	77.2%	3.7%	87.8%	90.7%	-2.9%

(1) Excludes straight-line rent, above/below market rent, lease termination fees, prior year adjustments and centers undergoing redevelopment.

Ramco-Gershenson Properties Trust
Joint Venture Leasing Activity
As of December 31, 2010

New leases-Comparable	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (1)	Rent Growth %	Wtd. Avg. Lease Term	Tls PSF
4th Quarter 2010	13	28,232	$17.51	$20.00	-12.4%	4.7	$7.41
3rd Quarter 2010	10	36,263	$12.58	$13.41	-6.2%	7.5	$6.98
2nd Quarter 2010	19	114,143	$13.72	$14.35	-4.4%	8.4	$32.37
1st Quarter 2010	6	30,097	$12.17	$11.86	2.6%	8.1	$30.06
Total	48	208,735	$13.81	$14.59	-5.3%	7.7	$24.25

Renewals	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (1)	Rent Growth %	Wtd. Avg. Lease Term	Tls PSF
4th Quarter 2010	27	61,645	$19.15	$20.09	-4.7%	4.2	$0.02
3rd Quarter 2010	26	223,312	$13.22	$13.21	0.1%	4.4	$0.00
2nd Quarter 2010	28	227,346	$9.55	$9.47	0.8%	4.4	$2.44
1st Quarter 2010	33	187,849	$12.35	$15.53	-20.5%	3.1	$0.03
Total	114	700,152	$12.32	$13.22	-6.8%	4.0	$0.08

Total Comparable Leases (2)	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (1)	Rent Growth %	Wtd. Avg. Lease Term	Tls PSF
4th Quarter 2010	40	89,877	$18.63	$20.06	-7.1%	4.4	$2.34
3rd Quarter 2010	36	259,575	$13.13	$13.24	-0.8%	4.8	$1.00
2nd Quarter 2010	47	341,489	$10.94	$11.10	-1.4%	5.7	$12.14
1st Quarter 2010	39	217,946	$12.33	$15.02	-17.9%	3.8	$4.18
Total	162	908,887	$12.66	$13.54	-6.5%	4.9	$6.08

Total Comparable and Non-Comparable	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (1)	Rent Growth %	Wtd. Avg. Lease Term	Tls PSF
4th Quarter 2010	46	126,174	$17.09	N/A	N/A	5.4	$10.58
3rd Quarter 2010	42	305,261	$12.72	N/A	N/A	5.5	$2.05
2nd Quarter 2010	54	366,245	$11.56	N/A	N/A	6.3	$13.31
1st Quarter 2010	41	285,304	$10.84	N/A	N/A	5.3	$4.42
Total	183	1,082,984	$12.34	N/A	N/A	5.7	$7.48

(1) Prior rent represents minimum rent, if any, paid by the prior tenant in the final 12 months of the term.
(2) Comparable leases represent those leases signed on spaces for which there was a former tenant.

Ramco-Gershenson Properties Trust
Joint Venture Summary of Expiring GLA
As of December 31, 2010

	Anchor Tenants (1)					Non-Anchor Tenants					All Leases

Expiration Year	Number of Leases	Square Feet	% of SF	% of ABR	ABR psf	Number of Leases	Square Feet	% of SF	% of ABR	ABR psf	Number of Leases	Square Feet	% of SF	% of ABR	ABR psf

(2)	1	22,128	0.6%	0.5%	$ 7.05	22	56,682	2.5%	1.9%	$ 11.82	23	78,810	1.4%	1.2%	$ 10.48
2011	3	87,362	2.5%	2.1%	7.65	103	275,462	12.1%	12.7%	15.97	106	362,824	6.3%	7.7%	13.97
2012	6	246,976	7.1%	5.6%	7.14	108	335,540	14.8%	17.5%	18.05	114	582,516	10.2%	11.8%	13.42
2013	10	387,427	11.2%	11.9%	9.69	106	285,614	12.6%	15.4%	18.67	116	673,041	11.7%	13.7%	13.50
2014	10	380,788	11.0%	10.2%	8.45	78	251,490	11.1%	13.1%	18.06	88	632,278	11.0%	11.7%	12.27
2015	13	517,523	15.0%	15.3%	9.32	64	206,468	9.1%	11.2%	18.75	77	723,991	12.6%	13.1%	12.01
2016	11	380,596	11.0%	12.4%	10.31	41	166,254	7.3%	9.0%	18.73	52	546,850	9.5%	10.6%	12.87
2017	5	134,910	3.9%	6.5%	15.15	16	61,763	2.7%	4.1%	23.20	21	196,673	3.4%	5.4%	17.68
2018	4	177,514	5.2%	5.9%	10.43	14	68,350	3.0%	3.3%	16.77	18	245,864	4.3%	4.6%	12.19
2019	5	201,705	5.8%	7.7%	11.98	12	40,804	1.8%	2.5%	20.69	17	242,509	4.2%	4.9%	13.44
2020	3	218,423	6.4%	3.1%	4.43	13	41,796	1.8%	2.9%	23.11	16	260,219	4.6%	2.9%	7.43
2021+	11	480,847	13.9%	18.8%	12.41	13	119,584	5.3%	6.4%	18.28	24	600,431	10.6%	12.4%	13.58
Sub-Total	82	3,236,199	93.6%	100.0%	$ 9.75	590	1,909,807	84.1%	100.0%	$ 18.09	672	5,146,006	89.8%	100.0%	$ 12.85

Vacant	8	221,623	6.4%	N/A	N/A	135	361,021	15.9%	N/A	N/A	143	582,644	10.2%	N/A	N/A

Total	90	3,457,822	100.0%	100.0%	N/A	725	2,270,828	100.0%	100.0%	N/A	815	5,728,650	100.0%	100.0%	N/A

(1) Anchor is defined as a tenant leasing 19,000 square feet or more.
(2) Tenants currently under month to month lease or in the process of renewal.